First Quarter Fiscal Year 2020 Earnings Presentation February 6, 2020 Nasdaq: OCSI Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Capital Management, L.P. (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2019. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of December 31, 2019.

Summary of Results for the Quarter Ended December 31, 2019 $0.16 per share as of December 31, 2019, as compared to $0.17 for the quarter ended September 30, 2019 Net Investment Income Net Asset Value $9.71 per share as of December 31, 2019, up $0.06 as compared to $9.65 as of September 30, 2019 Dividends Paid a distribution of $0.155 per share during the quarter ended December 31, 2019 Board of Directors declared a dividend of $0.155 per share, payable on March 31, 2020 to stockholders of record as of March 13, 2020 Investment Activity $35 million of new investment commitments and received $46 million of proceeds from prepayments, exits, other paydowns and sales 94% of new investment commitments first lien; 6% second lien 6.6% weighted average yield on new investment commitments Non-Core Investment Exits Exited $7 million of non-core investments in two companies $36 million (7% of the total portfolio) at fair value of non-core investments in four companies remained as of December 31, 20191 93% of portfolio comprised of core investments1 Investment Portfolio $584 million of investments at fair value in 84 companies 7.2% weighted average debt portfolio yield 100% of the debt portfolio was performing and there were no investments on non-accrual status 1 Excludes investments in OCSI Glick JV LLC (“Glick JV”), a joint venture that invests primarily in middle market and other corporate debt securities.

Portfolio Summary as of December 31, 2019 (As % of total portfolio at fair value; $ in millions) (As % of total portfolio at fair value) Portfolio Composition Top 10 Industries2,3 Portfolio Characteristics (at fair value) $584 million invested in 84 companies 99.9% of the total portfolio consists of debt investments 100% of debt portfolio consists of floating rate investments 7.2% weighted average yield on debt investments $7 million average debt investment size1 No investments on non-accrual < 1% Note:Numbers may not sum due to rounding. 1Excludes investments in the Glick JV. 2Excludes multi-sector holdings, which is comprised of investments in the Glick JV. 3Based on GICS sub-industry classifications.

Portfolio Diversity OCSI’s portfolio is diverse across borrowers and industries (As % of total portfolio at fair value) (As % of total portfolio at fair value) Portfolio by Industry1,2 Diversity by Investment Size Top 10 Investments 22% Next 15 Investments 23% Remaining 58 Investments 46% Glick JV 9% Industry Group % of Portfolio Software 19.0% Commercial Services & Supplies 8.8% IT Services 8.1% Media 5.9% Aerospace & Defense 5.8% Oil, Gas & Consumable Fuels 4.7% Diversified Telecommunication Services 4.5% Health Care Providers & Services 3.1% Entertainment 2.9% Diversified Financial Services 2.9% Health Care Equipment & Supplies 2.6% Professional Services 2.4% Remaining 21 Industries 29.4% As of December 31, 2019 1Excludes investments in the Glick JV. 2Based on GICS industry classifications.

Debt Portfolio Company Metrics OCSI’s portfolio has transitioned into higher quality, larger borrowers with lower leverage, reflecting our defensive investment approach Debt Portfolio Company EBITDA1 Debt Portfolio Company Leverage1 Median Debt Portfolio Company EBITDA ($ in millions) Source: S&P Global Market Intelligence. 1 Excludes negative EBITDA borrowers and recurring revenue software investments. 2Represents average debt multiples for 1Q-3Q 2019. 3Represents average debt multiples for CY 2019. 2 9/30/17 9/30/18 9/30/19 12/31/19 $67 $110 $158 $153 3

Non-core Investments: 7% of portfolio Non-core Investments: 58% of portfolio Historical Portfolio Progression1 100% of core debt portfolio is comprised of senior secured loans ($ in millions; at fair value) ($ in millions; at fair value) Non-core Portfolio Core Debt Portfolio 1Excludes investments in the Glick JV. -88% Non-core Investments +136% Core Investments

As of December 31, 2019 Note:Numbers may not sum due to rounding. Non-core Investment Portfolio Detail Non-core Portfolio Characteristics Private Loans $26 million at fair value in two companies Average debt price: 89.1% Liquid Debt Investments $10 million at fair value in two companies Average debt price: 96.5% Exited $7 million in two companies Investments exited above previous fair value mark (As % of non-core investment portfolio at fair value; $ in millions) Non-core Investments by Type (At fair value; $ in millions) Non-core Portfolio Composition $36

Q1 2020 Portfolio Originations $35 million of new investment commitments $31 million in 9 new portfolio companies and $4 million in two existing portfolio companies Diversified across 9 industries $38 million of new funded investments1 6.6% weighted average yield at cost on new investments 100% of new debt investment commitments at floating rates 100% of new investments also held by other Oaktree funds $41 million of originations from January 1, 2020 through January 31, 2020 8.6% weighted average yield at cost 100% first lien New Investment Highlights ($ in millions) Historical Originations, Exits and Leverage (As % of new investment commitments; $ in millions) New Investment Composition Note:Numbers rounded to the nearest million or percentage point and may not sum due to rounding. 1 New funded investments includes drawdowns on existing revolver commitments. 2Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 2 1

Financial Highlights 1Net of unamortized financing costs. ($ in thousands, except per share amounts) As of 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Net Investment Income per Share $0.16 $0.17 $0.20 $0.18 $0.17 Net Realized and Unrealized Gains (Losses) per Share $0.05 $(0.07) $(0.08) $0.28 $(0.62) Earnings (Loss) per Share $0.21 $0.10 $0.12 $0.46 $(0.45) Distributions per Share $0.155 $0.155 $0.155 $0.155 $0.155 NAV per Share $9.71 $9.65 $9.71 $9.74 $9.43 Weighted Average Shares Outstanding 29,467 29,467 29,467 29,467 29,467 Investment Portfolio (at Fair Value) $584,454 $597,104 $588,582 $592,147 $553,351 Total Assets $613,134 $623,334 $613,810 $610,186 $577,729 Total Debt Outstanding1 $306,157 $294,657 $308,257 $307,657 $262,157 Total Net Assets $286,017 $284,450 $286,021 $287,105 $277,977 Total Leverage 1.07x 1.04x 1.08x 1.07x 0.94x Weighted Average Interest Rate on Debt Outstanding 4.0% 4.2% 4.5% 4.6% 4.5%

Portfolio Highlights ($ in thousands) As of 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Investments at Fair Value $584,454 $597,104 $588,582 $592,147 $553,351 Number of Portfolio Companies 84 84 82 81 79 Average Portfolio Company Debt Investment Size $7,100 $7,200 $7,300 $7,400 $7,100 Asset Class: First Lien 88.0% 88.5% 88.4% 85.4% 85.7% Second Lien 2.7% 2.4% 2.1% 5.1% 4.4% Glick JV 9.3% 9.1% 9.5% 9.5% 9.9% Equity 0.0% 0.0% 0.0% 0.0% 0.0% Interest Rate Type for Debt Investments: % Floating Rate 100% 100% 100% 100% 100% Yields: Weighted Average Yield on Debt Investments1 7.2% 7.4% 7.8% 8.0% 7.8% Cash Component of Weighted Average Yield on Debt Investments 7.0% 7.3% 7.6% 7.8% 7.7% Weighted Average Yield on Total Portfolio Investments2 7.2% 7.4% 7.8% 8.0% 7.8% 1Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on the debt investments in the Glick JV. 2Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on the debt investments in the Glick JV.

Investment Activity ($ in thousands) As of 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 New Investment Commitments $34,900 $50,800 $38,800 $64,400 $93,100 New Funded Investment Activity1 $37,900 $51,100 $41,300 $67,900 $87,000 Proceeds from Prepayments, Exits, Other Paydowns and Sales $46,000 $40,200 $43,000 $38,900 $73,100 Net New Investments2 $(8,100) $10,900 $(1,700) $29,000 $13,900 New Investment Commitments in New Portfolio Companies 9 7 5 9 12 New Investment Commitments in Existing Portfolio Companies 2 1 4 5 7 Portfolio Company Exits 9 5 4 7 9 Weighted Average Yield at Cost on New Debt Investments 6.6% 6.8% 6.9% 7.7% 6.8% 1New funded investment activity includes drawdowns on existing revolver commitments. 2Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.

Historical Statement of Operations ($ in thousands, except per share data) For the three months ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Interest income $11,212 $11,976 $13,522 $12,294 $11,204 PIK interest income 4 10 3 6 8 Fee income 388 93 284 182 48 Total investment income 11,603 12,078 13,809 12,482 11,259 Base management fee 1,506 1,511 1,498 1,451 1,415 Part I incentive fee 992 1,049 1,295 1,096 854 Interest expense 3,427 3,673 3,860 3,772 3,223 Other operating expenses1 1,002 901 1,052 995 1,331 Total expenses 6,926 7,134 7,705 7,314 6,823 Fees waived (51) (198) 185 (49) (427) Net expenses 6,876 6,937 7,890 7,265 6,395 Net investment income 4,728 5,142 5,918 5,217 4,864 Net unrealized appreciation (depreciation) 1,926 (148) (2,594) 8,797 (19,761) Net realized gains (losses) (520) (1,997) 158 (319) 1,696 Net increase (decrease) in net assets resulting from operations $6,134 $2,996 $3,483 $13,695 $(13,201) 1Includes professional fees, directors fees, administrator expenses and general and administrative expenses.

Net Asset Value Per Share Bridge Note:Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. 1Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 1 1

Capital Structure Overview ($ in millions) (As % of total funding sources) ($ in millions) Funding Sources Funding Source by Type Historical Principal Outstanding and Leverage Ratio Committed Principal Outstanding Interest Rate Maturity Deutsche Bank Facility $250 $164 LIBOR+2.10% 6/30/2020 Citibank Revolving Credit Facility 180 126 LIBOR+1.70% / 2.25%1 7/18/2023 East West Bank Facility 25 16 LIBOR+2.85% 1/6/2021 Total $455 $306 As of December 31, 2019 1Interest rate spread depends on asset type. Target Leverage Ratio: 1.2x-1.6x debt-to-equity Multiple capital sources provide us with flexibility to optimize new investment fundings in order to maintain competitive borrowing costs Prudently deploying leverage toward long-term target ratio range 100% of debt sources are floating rate

Increase portfolio size to operate within long term target leverage ratio range Opportunities to Increase Return on Equity 1 Utilize additional investment capacity at the Glick JV 2 Modest increase in second lien investments 3 Current total leverage of 1.07x debt-to-equity, below target leverage range of 1.2x to 1.6x debt-to-equity Would need to invest approximately $37 million in order to reach 1.2x debt-to-equity Prudently deploying capital in new investment opportunities in order to reach long-term target range $171 million total assets, including senior secured loans to 42 portfolio companies Originated $25 million of investments across 10 issuers during the quarter ended December 31, 2019 1.6x leverage (debt-to-equity), below long-term target leverage level of 2.0x $24 million of remaining investment capacity (assuming 2.0x leverage) Second liens represented 3% of the portfolio at fair value Ample capacity to selectively invest in second lien loans As of December 31, 2019 We believe OCSI is well-positioned to enhance return on equity

Contact: Michael Mosticchio, Investor Relations ocsi-ir@oaktreecapital.com